UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2006

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103154
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Rittenhouse Circle

Bristol, PA 19007

(Address of principal executive offices/Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 4, 2006, StoneMor Partners L.P. (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition (the “Acquisition”) of: (i)18 cemeteries, 14 funeral homes and 3 crematories from SCI Funeral Services, Inc., an Iowa corporation and a subsidiary of Service Corporation International, joined by certain of its direct and indirect subsidiary entities; (ii) 1 cemetery from Hawes, Inc., a Michigan corporation and a subsidiary of Service Corporation International, and (iii) 2 cemeteries from Hillcrest Memorial Company, a Delaware corporation. On December 12, 2006, the Partnership filed an amendment to the Initial Form 8-K (the “Amended Form 8-K”) to include financial statements and pro forma financial information relating to the Acquisition. Filed herewith, as Exhibit 99.1, and incorporated by reference herein is the Partnership’s supplemental Unaudited Pro Forma Condensed Combined Financial Information . The pro forma financial information contained in this Current Report on Form 8-K is filed for the purpose of updating the pro forma financial information contained in the Amended Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006 attached hereto as Exhibit 99.1 and incorporated herein by reference.

Basis of Presentation

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2007	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC,
its general partner

	By:	/s/ William R. Shane
	Name:	William R. Shane
	Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information

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